UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 21, 2007

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hawthorne Street, Suite 610

San Francisco, CA 94105

(Address of principal executive offices) (Zip Code)

(415) 543-3470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Dismissal of Principal Accountant

On March 21, 2007, Medivation, Inc., a Delaware corporation (the “Company”), dismissed Singer Lewak Greenbaum & Goldstein LLP (“SLGG”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors. The reports of SLGG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2006 and through March 21, 2007, there were no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that SLGG furnish it with a letter addressed to the Securities and Exchange Commission stating whether SLGG agrees with the statements above. A copy of the letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of New Principal Accountant

On March 21, 2007, the Company engaged PricewaterhouseCoopers LLP as its independent registered public accounting firm. During the fiscal years ended December 31, 2005 and December 31, 2006 and through March 21, 2007, neither the Company nor anyone on the Company’s behalf consulted PricewaterhouseCoopers LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report was provided to the Company and no oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Singer Lewak Greenbaum & Goldstein LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2007

MEDIVATION, INC.

By:	/s/ C. Patrick Machado
Name:	C. Patrick Machado
Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

16.1	Letter from Singer Lewak Greenbaum & Goldstein LLP to the Securities and Exchange Commission.